UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 W 75th Street, Suite 100

Prairie Village, Kansas 66208

(Address of principal executive offices)

(816) 421-7444

(Registrant’s telephone number, including area code)

(i) Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

Our Previous Accounting Firm

On June 13, 2019, we notified our independent registered public accounting firm, RBSM, LLP, of our decision to dismiss RBSM as our independent registered public accounting firm effective that date. The decision to change accounting firms was approved by the President of the General Partner, The Provo Group, Inc.

The report of RBSM on our financial statements for the years ended December 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2018 and 2017, and through the date of RBSM’s dismissal, there were no disagreements with RBSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such periods. There were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2018 and 2017, or the subsequent period through the date of RBSM’s dismissal.

RBSM’s letter to the Securities and Exchange Commission stating whether it agrees with the statements in the above paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Our New Accounting Firm

On June 13, 2019, we engaged Boulay PLLP as our new independent registered public accounting firm, effective immediately. The decision was approved by the President of the General Partner, The Provo Group, Inc.. During the years ended December 31, 2018 and 2017, and through the date of Boulay’s engagement, we did not consult with Boulay regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation SK.

Reason for the change

In making the change in our independent registered public accounting firm, our General Partner considered a number of factors, including the firm’s experience, expertise, responsiveness, fees, and the governance value of audit firm rotation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from RBSM, LLP to the U.S. Securities and Exchange Commission dated June 18, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2019

DiVAll Insured Income PROPERTIES 2, L.P.

By:	The Provo Group, Inc., General Partner

By:	/s/ Bruce A. Provo
Bruce A. Provo
(President, Chief Executive Officer, Chief Financial Officer and Chairman of The Provo Group, Inc.)

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